UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported): March 10, 2004

                               INVICTA GROUP INC.
               (Exact name of registrant as specified in charter)


           Nevada                      333-102555             91-2051923
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)



                         9553 Harding Avenue, Suite 301
                           Miami Beach, Florida 33154
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 866-6525

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

THE  PURCHASE  AGREEMENT
------------------------

     On February 18, 2004, Invicta Group Inc., a Nevada corporation (the "Company"), entered into a Purchase Agreement (the "Agreement") with John Latimer and Karen Latimer, sole stockholders of Air Plan, Inc., a Pennsylvania corporation ("Air Plan"), whereby the Company acquired all of the issued and outstanding shares of common stock of Air Plan in exchange for 1,000,000 shares of common stock of the Company. Upon the closing of the transactions contemplated by the Agreement, Air Plan became a wholly owned subsidiary of the Company.

     The 1,000,000 shares of common stock issued pursuant to the Agreement were not registered under the Securities Act of 1933, as amended (the "Act") and were issued in reliance upon the exemption from registration provided by section 4(2) of the Act. All certificates evidencing the shares bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

DESCRIPTION  OF  BUSINESS
-------------------------

     The Company was incorporated in June 2000 as a Nevada corporation and began its operations in July 2001. The Company offers airline tickets and other travel-related products and services over the telephone and has expanded to offering them over the Internet. The travel related services include hotel rooms, car rentals, cruises, casino packages and vacation packages. The
Company's web sites are located at www.dontpayfullfare.com and www.casinoratedplayers.com. At these websites, Internet users can view and compare air fares and book airplane tickets, hotel rooms, car rentals, cruises, casino packages and vacation packages. The Company's "ontheflyfaring" proprietary search engine software includes these features. This software searches domestic and international published airfares and air consolidators' unpublished databases. Based on its search of the published and unpublished airfares, the software automatically calculates the price offered to the Internet user, which such price is within the range of the Company's cost and the price the Internet user could obtain from most other sources on the Internet with whom the Company competes, including fares offered directly by the air carriers.

Air  Plan  Business  Overview
-----------------------------

     Air Plan is principally engaged in the sale of discount tickets for international leisure travel. A majority of its gross bookings have historically come from the sale of non-published fares, which Air Plan acquires from airlines and resells to the travel industry at a profit. Air Plan purchases non-published fares only when it resells them to clients, so that it has no inventory carrying costs. On these fares, Air Plan sets its resale prices to meet the demands of leisure travelers who are looking for the lowest price. Air Plan also sells published fares for which it receives commissions from the airlines. Sales of non-published fares generally carry higher margins as a percentage of gross bookings than commissions on published fare bookings.

     Air Plan's revenue historically has been generated by ticket sales through one call center. In April 2002, Air Plan broadened its ticket distribution by offering online booking. Air Plan believes online gross bookings and online revenue will represent an increasing portion of gross bookings and revenue in future periods.

Products  and  Services
-----------------------

     Leisure Airline Tickets. Air Plan has the right to acquire non-published fares pursuant to contracts from carriers. Air Plan then resells these tickets at profit margins. The prices Air Plan offers to clients are generally at a substantial discount to published fares. Air Plan purchases these fares only when it resells them to clients, so that it does not have inventory carrying costs. Air Plan's non-published fares are not available to consumers directly from the airlines and are not published, except as advertised by Air Plan or other companies that offer similar discount tickets. Availability of non-published fares varies from route to route based on availability from the airline carriers. Air Plan currently offers approximately 2 million non-published fares at any given time, covering most major international routes. Air Plan sells these tickets with limitations and restrictions that make them unappealing for full fare travelers, who seek the convenience of tickets that can be exchanged or canceled and do not have advance purchase or minimum stay requirements.

     For clients who are unable to find a non-published fare for a particular itinerary, Air Plan also offers a full menu of regularly published fares. For published fares, Air Plan receives commissions on gross bookings. Air Plan receives commissions from a select group of carriers, and with many carriers, receives a higher commission if it has negotiated more favorable commission rates. In addition, Air Plan frequently benefits from performance-based override commissions.

     Call Center Operations. Air Plan has approximately 20 reservation agents and other call center employees at its call center. Reservation agents at this call center receive all in-bound calls to Air Plan's toll free number. On average, the call center receives approximately 400 calls per day. Reservation agents currently conduct fare searches for requested itineraries, sell airline tickets, and explain rules and restrictions applicable to fares and ticket delivery details. Air Plan uses an intelligent call routing and interactive voice response technology that enables callers to direct inquiries in an automated phone-based environment. By automating caller activities, Air Plan seeks to maximize agent productivity.

     Internet Operations. Air Plan has begun accepting online reservations and provides ticketing service through its website at "www.airplan.com." On the website, travel agents can access information on schedules, availability and non-published fares and book their own travel arrangements at their convenience. The web site is designed to provide travel agents with quick, efficient and flexible service in a manner that facilitates comparison-shopping. Air Plan's online service automates the processing of client orders, interacts with the systems of third-party travel suppliers, and allows Air Plan to gather, store and use client and transaction information in a comprehensive and cost-efficient manner. The web site requires users to complete a profile before searching for fares. The web site permits Air Plan to expand its client base through better service while reducing transactional costs. The web site contains customized software applications that interface the website with an electronic booking system and database that allow reservation agents to see what the user is seeing.

Strategic  Relationships
------------------------

     Airline Relationships. Air Plan currently has contracts with more than 20 airlines. For the year ended December 31, 2003, approximately 90% of sales of non-published fares came from tickets acquired from 10 airlines. Air Plan sells non-published fares purchased under these contracts, with minimum stay and advance purchase requirements, as non-refundable, non-endorsable and non-changeable tickets and some without frequent flyer mileage or upgrades. Generally, the airline contracts range from one to one and a half years in length and can be cancelled on short notice. None of these carriers has any obligation to renew the contracts at their expiration. Management believes that Air Plan's track record of selling excess capacity without compromising the airlines' fare structures provides a strong incentive for the airlines to continue to use Air Plan for the sale of International non- published fares. Although Air Plan has a consistent history of renewing its contracts, there are no assurances that any one or several of them will be renewed.

     SABRE Relationship. SABRE is a world leader in the electronic distribution of travel-related products and services and is a leading provider of information technology solutions for the travel and transportation industry. SABRE's electronic booking system and database contains flight schedules, availability, and published fare information for more than 440 airlines, 50 auto rental companies, 47,000 hotel properties, and dozens of railways, tour companies, passenger ferries, and cruise lines located throughout the world. Through the SABRE reservations system, Air Plan offers millions of published airfares, including those of all major domestic and international commercial airlines.

Competition
-----------

Competition  for  Non-Published  Fares

     Sellers of Non-Published Fares. Air Plan's existing direct competition for non-published fares comes largely from online companies that specialize in the distribution of discounted fares. Online competition has developed rapidly from a small number of sellers to a large number of sellers. Competition in the sale of non-published fares also continues to come from a large number of other sellers, primarily using call centers or the Internet, or a combination of both. The market for the sale of non-published discounted fares for international routes is more competitive than that for domestic routes. As the leisure travel market evolves, other competitors could increase their share of the market, or new ones could enter the market.

     Online Travel Companies. Online travel companies traditionally have established a strong market presence primarily based on the sale of published fares. Some of these companies also sell non-published fares. Two primary online competitors have emerged in the sale of non-published fares. The leading online competitor is Priceline.com, which sells tickets in an auction-based process where the client offers a price and Priceline.com then seeks to find a ticket to match the client's offer. The other online competitor is Hotwire.com, which began operations in September of 2000. Hotwire acquires non-published fares primarily from five domestic airlines that are Hotwire shareholders. Hotwire sells tickets in an opaque environment in which the client identifies a city and date for travel and Hotwire displays a fare. The client then has 30 minutes to accept the fare, without knowing the carrier brand, schedule, connections or equipment type. If the client chooses not to accept the fare, he or she is restricted from using Hotwire for the same city and date for 72 hours. By contrast, the Air Plan client immediately can buy a fare posted on the Air Plan website or available through a call center, and unlike both Priceline and Hotwire, an Air Plan client can choose a specific airline and learn the schedule, connections, if any, and equipment prior to making the purchase. Notwithstanding the difference in purchase procedures, Priceline and Hotwire have emerged as vigorous competitors. Other start-up online companies are also attempting to enter the market by acquiring non-published fares by offering airlines equity participations in their companies.

     Airlines and Travel Agents. Airlines do not generally offer non-published fares directly or indirectly through affiliates or travel agents for regularly scheduled travel, presumably to prevent the erosion of their published fare structure. Many airlines do offer limited special discounted fares through their Internet sites that are not generally made available to travel agents. These fares are typically offered only on a last-minute, "special sale" basis. In addition, some airlines offer special promotion fares, percentage discount off of the published fare, bonus frequent flier mileage, or the ability to combine frequent flier miles with a low base fare when purchased on their respective Internet sites. Airlines may expand their offering of special promotional fares, enter the non-published fare market or sell non-published tickets through travel agents.

     Certain Competitive Factors Affecting Non-Published Fares. Published fares also compete with Air Plan's non-published fares. They effectively establish price ceilings for Air Plan' non-published fares. From time to time, airlines also offer special fares, which may compete directly with Air Plan discounted non-published fares. Direct competition also comes from the airlines when fare wars break out.

Competition  for  Published  Fares

     In the sale of published fares, Air Plan currently competes with airlines, online travel services and travel industry reservation databases. The online travel services market is rapidly evolving and intensely competitive, and Air Plan expects such competition to intensify in the future. In the online travel services market, Air Plan competes for published fares with similar commercial websites of other companies, such as Expedia, which is operated by USA networks Corporation, Orbitz, Travelocity, Cheap Tickets, and TravelWeb, which is operated by Pegasus, Internet Travel Network, TheTrip.com, among others. Several traditional travel agencies, including larger travel agencies such as American Express Travel Related Services Co. Inc., Uniglobe Travel and Carlson Wagonlit Travel, have established, or may establish in the future, commercial websites offering online travel services. Several airlines also have established commercial websites to sell their tickets and offer other online travel services. A number of Air Plan's competitors possess larger client bases, greater brand recognition and significantly greater financial, marketing and other resources than Air Plan.


SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth, as of May 10, 2004, certain information concerning beneficial ownership of shares of common stock of the Company after entering into the Agreement with respect to the following

- each person known to the Company to own 5% or more of the outstanding shares of Common Stock,
-    each  director  of  the  Company,
-    the  executive  officers  of  the  Company,  and
-    all  directors  and  officers  of  the  Company  as  a  group:

Name  of  Beneficial Owner     Common Stock              Percentage of
                               Beneficially Owned        Common  Stock(1)
--------------------------     ------------------        ----------------
William  G.  Forhan  (2)           13,050,000                 24.09%
--------------------------     ------------------        ----------------
Richard  David  Scott  (2)          8,873,750                 16.93%
--------------------------     ------------------        ----------------
Mercedes  Henze  (2)                8,571,562                 16.36%
--------------------------     ------------------        ----------------

All executive officers and         30,495,312                 58.27%
directors (3 persons)
--------------------------     ------------------        ----------------

*    Less  than  1%  of  the  outstanding  common  stock.

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of May 10, 2004 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 52,392,279 shares of common stock outstanding on April 26, 2004, and the shares issuable upon the exercise of options and warrants exercisable on or within 60 days of May 10, 2004.

(2)  Executive  officer  and/or  director.

The address of each beneficial owner in the table set forth below is care of Invicta Group Inc., 9553 Harding Avenue, Suite 301, Miami Beach, Florida 33154. Mr. Scott and Ms. Henze are married. The shares legally owned by one are treated as being beneficially owned by the other, but have not been presented in this way in the table above in order to avoid possible confusion.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  Financial  Statements  of  businesses  acquired.

Audited Financial Statements of Air Plan, Inc. for the years ended December 31, 2003 and December 31, 2002. (Previously filed with the Securities and Exchange Commission as an exhibit to Form 8-K Current Report on April 29, 2004).

(b)  Proforma  Financial  Information


                                           INVICTA GROUP, INC.
                                 PROFORMA CONSOLIDATED BALANCE SHEET
                                               31-DEC-03
=====================================================================================================================

                                                                          Invicta
                                                                           Stock       Consolidation     Consolidated
                                               Invicta        Airplan     Issuance           Adj.           Totals
                                            ------------    ----------   ----------    -------------     ------------

                                     ASSETS

Cash                                            1,759.00     35,625.00                                      37,384.00
Prepaid Expense                                               4,089.00                                       4,089.00
Fixed Assets, Net                               5,132.00    145,481.00                    400,000.00       550,613.00
Intangible Assets, Net                         95,125.00                                  493,814.00       588,939.00
                                            ------------    ----------   ----------    -------------     ------------
   Total                                      102,016.00    185,195.00                    893,814.00     1,181,025.00
                                            ============    ==========   ==========    =============     ============

                        LIABILITIES & SHAREHOLDERS EQUITY

Accounts Payable & Accrued Expenses            43,689.00    291,472.00                                     335,161.00
Deferred Revenue                                             18,526.00                                      18,526.00
Notes Payable & Debentures                     54,100.00    199,551.00                                     253,651.00
Deferred Officer Comp                         668,250.00                                                   668,250.00
Notes Payable Shareholders                    344,146.00     69,460.00                                     413,606.00
                                            ------------    ----------   ----------    -------------     ------------
   Total Liabilities                        1,110,185.00    579,009.00                                   1,689,194.00

Equity Investment Airplan                                               (500,000.00)      500,000.00             0.00
Common Stock                                   34,637.00        501.00     1,000.00          (501.00)       35,637.00
Additional Paid In Capital                    815,386.00     27,436.00   499,000.00       (27,436.00)    1,314,386.00
Notes Receivable Relating to Stock Sales       (8,000.00)                                                   (8,000.00)
Retained Deficit                           (1,850,192.00)  (421,751.00)                   421,751.00    (1,850,192.00)
                                            ------------    ----------   ----------    -------------     ------------
   Total Shareholders Equity               (1,008,169.00)  (393,814.00)        0.00       893,814.00      (508,169.00)
                                            ------------    ----------   ----------    -------------     ------------
   Total                                      102,016.00    185,195.00         0.00       893,814.00     1,181,025.00
                                            ============    ==========   ==========    =============     ============




                                             INVICTA GROUP, INC.
                               PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    FOR THE YEAR ENDING DECEMBER 31, 2003
=====================================================================================================================

                                                                                       Consolidation     Consolidated
                                            Invicta          Airplan                        Adj.            Totals
                                         ------------     ------------   ----------    -------------     ------------

Commissions Earned - Revenues                7,806.00     7,849,047.00                                   7,856,853.00
Cost of Sales                                            (7,219,657.00)                                 (7,219,657.00)
Selling, General & Adminstrative          (818,208.00)   (1,049,067.00)                  (156,000.00)   (2,023,275.00)
Asset Impairment Charge                    (95,000.00)                                                     (95,000.00)
                                         ------------     ------------   ----------    -------------     ------------
   Income (Loss) From Operations          (905,402.00)     (419,677.00)                  (156,000.00)   (1,481,079.00)

Interest Income                                                 461.00                                         461.00
                                         ------------     ------------   ----------    -------------     ------------
   Net Income (Loss)                      (905,402.00)     (419,216.00)                  (156,000.00)   (1,480,618.00)
                                         ============     ============   ==========    =============     ============

   Net Loss Per Weighted Average Share   $     (0.028)                                                   $     (0.045)
                                         ============     ============   ==========    =============     ============

Weighted Average Shares                    32,088,263                                                      33,088,263
                                         ============     ============   ==========    =============     ============

(1)  The  above  unaudited  pro  forma  financial information for the Year Ended
     12/31/03 assumes the Airplan acquisition occurred as of 01/01/03, after giving effect to certain adjustments, including amortization and depreciation based upon the adjustments to the fair values of intangibles and property, plant, and equipment acquired. The pro forma results have been prepared for comparative purposes only and are not necessarily indicative of the financial condition or the results of operations that may occur in the future or that would have occurred had the acquisition of Airplan been affected on January 1, 2003.



(c)  Exhibits.

Exhibit  No.             Description
------------             -----------

10.1 Purchase Agreement dated February 18, 2004 (Previously filed with the Securities and Exchange Commission as an exhibit to Form 8-K Current Report on March 11, 2004).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INVICTA GROUP INC.



Date: May 12, 2004                    /s/  William  G.  Forhan
                                      ------------------------
                                      William  G.  Forhan,
                                      Chief  Executive  Officer